Exhibit 99.1

May 17, 2011

NEWS RELEASE

EXPLORATION CONTINUES TO DELIVER GROWTH AT

EL GALLO & SURROUNDING AREAS

TORONTO, ONTARIO (May 17, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to provide an exploration update on the El Gallo Project and two nearby discoveries, Palmarito and Los Mautos, located in Sinaloa State, Mexico. These results demonstrate the excellent potential to grow the sizof the project through aggressive exploration.  A total of 15 drills are operating and 3 more are scheduled to arrive in the next two weeks.

Drill Assay Highlights

(gpt = grams per tonne)

1)             El Gallo

•                  Drilling along the eastern limit of the proposed pit has returned significant intercepts of silver mineralization, demonstrating the projects strong growth potential: 191.4 gpt silver over 17.7 meters and 126.3 gpt silver over 21.4 meters.

•                  Infill drilling within the Main Zone continues to meet expectations: 71.0 gpt silver over 17.6 meters, 437.1 gpt silver over 3.2 meters and 164.6 gpt silver over 11.0 meters.

2)             Palmarito

•                  Expansion drilling along the southwest limit of the planned pit continues to intersect strong mineralization, starting from surface: 208.0 gpt silver over 9.3 meters.

•                  Drilling to fill gaps in the resource, where no inferred mineralization exists, has returned 140.0 gpt silver, 0.4 gpt gold over 14.0 meters.

•                  Infilling drilling continues to confirm the presence of inferred mineralization, returning significantly higher grades than the resource model: 458.3 gpt silver over 8.4 meters.

3)             Los Mautos

•                  This recent discovery has been successfully extended: 86.1 gpt silver over 21.7 meters, 110.2 gpt silver over 6.7 meters and 587.0 gpt silver over 1.6 meters.

El Gallo Drilling Returns Significant Results (Fig. 1, 2 and 3)

Thick intervals of silver mineralization have been encountered in holes GAX-280, GAX-300 and GAX-301, located along the eastern limit of the planned pit design at El Gallo. The strong continuation of the El

Gallo Main Zone in these holes is a very encouraging development since they should help increase the resource and enlarge the size of the planned pit. In addition, GAX-298 successfully infilled the Main Zone, helping to convert inferred mineralization to the measured and indicated categories. Highlights from this drilling are shown below.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt*)	(meters)	(meters)	(opt*)	(feet)	(feet)

GAX-280	126.3	21.4	23.6	3.7	70.2	77.4
Including	710.0	1.4	42.4	20.7	4.6	139.1

GAX-298	71.0	17.6	0.0	2.1	57.7	0.0
And	437.1	3.2	48.9	12.7	10.5	160.4
Including	1,250.0	1.0	49.9	36.5	3.3	163.7
And	164.6	11.0	87.1	4.8	36.1	285.8
Including	327.1	4.3	91.9	9.5	14.1	301.5

GAX-300	191.4	17.7	76.8	5.6	58.1	252.0
Including	414.5	2.5	76.8	12.1	8.2	252.0
Including	396.0	3.1	88.9	11.6	10.2	291.7

GAX-301	90.2	6.8	65.2	2.6	22.3	213.9

GAX-313	108.4	5.9	15.0	3.2	19.4	49.2

*Grams per tonne

** Ounces per tone

Exploration Drives Growth at Palmarito (Fig. 1, 4 & 5)

Exploration at Palmarito continues to focus on three goals: 1) Expanding the limits of the mineralization, 2) Infilling gaps in the resource, where no inferred mineralization has been assigned and 3) Upgrading inferred mineralization to the measured and indicated categories in order to increase the confidence associated with this mineralization. Drilling is focused on near surface, open pit mineralization.

1)            Expansion Drilling

Hole PMX-078 was drilled along the southwest limit of the proposed pit design, extending the zone by 30 meters (100 feet) laterally. This hole returned 208.0 gpt silver over 9.3 meters, with the mineralization starting from surface. The continued expansion of near surface mineralization demonstrates the potential for Palmarito to become a significant source of feed for the proposed mill at El Gallo.  Follow up drilling is underway, with results scheduled to be released in the coming weeks.

2) Infilling Gaps in the Resource

Previous drilling at Palmarito was often completed on widely spaced centers, including some of the higher grade areas of the deposit. Although drilling showed continuity, in some instances no inferred resource was assigned to the mineralization due to the distance between holes. PMX-084 is the most recent result designed to fill in these gaps, returning 140.0 gpt silver, 0.4 gpt gold over 14.0 meters. This on-going drill program presents an excellent opportunity to increase the size of Palmarito as it has been successfully connecting the resource in two separate areas. Also encouraging is the depth of the mineralization, which starts just 25 meters (80 ft) below surface.

3) Upgrading Inferred Mineralization

In order to upgrade the inferred mineralization to the measured and indicated categories for the feasibility study, an ongoing infill program is underway. PMX-079 is the most recent result to be completed from this program. This hole successfully infilled the target area, encountering grades approximately three times higher than was modeled.  One-third of the planned drilling at Palmarito will be focused on infill drilling.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-073	83.3	0.4	5.0	30.1	2.4	0.01	16.4	98.8
Including	218.0	2.2	0.7	31.7	6.4	0.06	2.3	104.0

PMX-078	208.0	0.1	9.3	0.0	6.1	—	30.5	0.0
Including	631.0	—	1.0	4.1	18.4	—	3.3	13.5

PMX-079	458.2	0.1	8.4	28.6	13.4	—	27.6	93.8
Including	1,009.7	0.1	2.3	29.0	29.4	—	7.5	95.1

PMX-084	140.0	0.4	14.0	29.1	4.8	0.01	45.9	95.5
Including	384.0	0.1	1.2	35.8	11.2	—	3.9	117.5

Los Mautos — New Discovery (Fig. 1)

Los Mautos is a new discovery that was announced on January 13, 2011. It is located 10 kilometers (6 miles) north of El Gallo. The best hole from the initial four drilled returned 273.6 gpt silver, 0.8 gpt gold over 10.5 meters. Follow up drilling has extended the mineralization,  with the most significant hole returning 86.1 gpt silver, 0.2 gpt gold over 21.7 meters.  A 20 hole program is underway at Los Mautos to determine the extent of the mineralization. Although early, the results from Los Mautos demonstrate the upside potential of US Gold’s large land package around El Gallo.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

LMX-005	110.2	—	6.7	1.3	3.2	—	22.0	4.3

LMX-011	72.9	0.4	6.0	9.2	2.1	0.01	19.7	30.2
And	86.1	0.2	21.7	28.4	2.5	0.01	71.2	93.2
Including	404.0	0.8	1.4	48.7	11.8	0.02	4.6	159.8

LMX-015	91.5	0.2	11.0	64.1	2.7	0.01	36.1	210.3
Including	172.4	0.4	2.8	70.2	5.0	0.01	9.2	230.3

LMX-016	587.0	3.9	1.6	72.4	17.1	0.11	5.2	237.5

ABOUT US GOLD (www.usgold.com)

US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold has a strong treasury with approximately $108 million in cash and gold and silver bullion. The Company’s shares are listed on the New York (NYSE) and the Toronto Stock Exchange (TSX) under the symbol UXG, trading 1.6 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter to one half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo District Drill Results: Core Holes Assays                                                May 17, 2011

Hole #	Silver	Gold	Length	From	Azimuth		Dip		Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

GAX-280	126.3	—	21.4	23.6	0	°	-90	°	212411	2843250
Including	710.0	—	1.4	42.4

GAX-297	52.4	—	2.6	17.0	350	°	-60	°	212197	2843471

GAX-298	71.0	—	17.6	0.0	170	°	-65	°	211931	2843288
And	437.1	—	3.2	48.9
Including	1,250.0	—	1.0	49.9
And	164.6	—	11.0	87.1
Including	327.1	—	4.3	91.9

GAX-300	191.4	—	17.7	76.8	350	°	-70	°	212434	2843108
Including	414.5	—	2.5	76.8
Including	396.0		3.1	88.9

GAX-301	90.2	—	6.8	65.2	350	°	-70	°	212425	2843163

GAX-312	83.7	—	1.0	26.5	0	°	-90	°	212147	2843406

GAX-313	108.4	—	5.9	15.0	0	°	-90	°	211932	2843259

PMX-072	72.6	—	1.8	39.5	280	°	-50	°	200957	2830231

PMX-073	83.3	0.4	5.0	30.1	180	°	-70	°	201233	2830639
Including	218.0	2.2	0.9	31.5

PMX-074	—	—	—	—	30	°	-60	°	200489	2829771

PMX-075	—	—	—	—	30	°	-60	°	200499	2829729

PMX-076	47.5	0.3	3.7	42.0	0	°	-90	°	201216	2830633

PMX-077	—	—	—	—	30	°	-60	°	200519	2829736

PMX-078	208.0	0.1	9.3	0.0	110	°	-60	°	201040	28220540
Including	631.0	—	1.0	4.1

PMX-079	458.2	0.1	8.4	28.6	230	°	-50	°	201284	2830606
Including	1,009.7	0.1	2.3	29.0

PMX-080	78.8	—	3.7	93.4	230	°	-70	°	201368	2830661

PMX-081	71.8	—	1.8	124.8	0	°	-90	°	201380	2830739

PMX-083	165.0	0.4	2.0	38.6	250	°	-50	°	201001	2830346
And	59.1	—	5.5	113.3

PMX-084	140.0	0.4	14.0	29.1	250	°	-50	°	201321	2830532
Including	384.0	0.1	1.2	35.8

Los Mautos LMX-005	110.2	—	6.7	1.3	225	°	-50	°	215563	2853811

LMX-006	129.6	0.3	1.6	11.0	225	°	-50	°	215594	2853756

LMX007	—	—	—	—	225	°	-50	°	215636	2853754

LMX-008	—	—	—	—	225	°	-50	°	215616	2853780

Hole #	Silver	Gold	Length	From	Azimuth		Dip		Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

LMX-009	—	—	—	—	225	°	-50	°	215626	2853829

LMX-010	60.3	0.2	2.4	18.8	225	°	-50	°	215504	2853790

LMX-011	72.9	0.4	6.0	9.2	225	°	-50	°	215504	2853790
And	86.1	0.2	21.7	28.4
Including	404.0	0.8	1.4	48.7
					225	°	-50	°	215449	2853849
LMX-012	199.0	0.2	1.9	15.5

LMX-013	—	—	—	—	225	°	-50	°	215650	2853796

LMX-014	—	—	—	—	225	°	-50	°	215597	2853849

LMX-015	91.5	0.2	11.0	64.1	225	°	-50	°	215597	2853849
Including	172.4	0.4	2.8	70.2

LMX-016	587.0	3.9	1.6	72.4	225	°	-50	°	215541	2853843

Figure 1
El Gallo District - Location of Veins

May 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Los Maultos
Proposed
Process Plant
El Gallo
Palmarito
N
0 3 6
Miles
0 5 10
Km
Legend
US Gold Concessions
Mineralized Veins
Proposed Process
Facilities

Figure 2
El Gallo Mineralization: Plan (Aerial View)

May 2011

Legend
Measured
Indicated
Inferred
El Gallo Gold Zone
May 2011 Core Hole
GZX-280 = Drill Hole #
212000
213000
2843000
GAX-297
GAX-312
GAX-298
GAX-313
GAX-280
GAX-301
GAX-300
Long Section Figure 3
0
500
Meters
N
0
1,500
Feet

US★GOLD
Figure 3
El Gallo Long Section View - New Drill Results Beyond Proposed Pit
May 2011
NW
SE
Surface
Potential to
Expand Pit
126.3 gpt Ag / 21.4 m
90.2 gpt Ag / 6.8 m
190.8 gpt Ag / 17.7 m
Pit Design
$18 Silver Price
300 Elev
200 Elev
100 Elev
0 Elev
Legend
Measured + Indicated Resources
Inferred Resources
Drill Hole
165 ft
50 m

US★GOLD

Figure 4
Palmarito Mineralization: Plan (Aerial View)

May 2011

Legend
Measured
Indicated
Inferred
May 2011 Core Hole
Pit Outline
PMX-072 = Drill Hole #
Pit Design
$18 Silver Price
PMX-081
PMX-080
PMX-073
PMX-076
PMX-079
PMX-082
PMX-078
PMX-084
Cross Section - Figure 5
PMX-083
PMX-072
200200
200600
201000
201400
201800
2830800
2830400
2830000
2829600

Figure 5
Palmarito Cross Sectional View (Section Number: PAL North 06)

May 2011

SW
200 Elev
100 Elev
0 Elev
200 Elev
100 Elev
Surface
NE
PMX-084
140 gpt Ag / 14 m
(New Result - May 2011)
Legend
Measured Resources
Indicated Resources
Inferred Resources
2011 Core Hole
Pre-2011 RC/Core Hole
Mineral Intercept
Mineralization May Cont. In this Direction
PMX-084 = Drill Hole ID
165 ft
50 m